UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2023

Peak Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39951	85-2448157
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 Hopyard Road, Suite 100

Pleasanton, CA 94588

(Address of principal executive offices, including zip code)

(925) 463-4800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PKBO	Otc Qb

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Convertible Note Subscription Agreement

On December 18, 2023 (the “Initial Closing Date”), Peak Bio, Inc., a Delaware corporation (the “Company”), and certain investors (the “Convertible Note Investors”) entered into a convertible note subscription agreement (the “Convertible Note Subscription Agreement”) pursuant to which (i) the Convertible Note Investors purchased and the Company issued to the Convertible Note Investors convertible promissory notes (the “Convertible Notes”) in the aggregate principal amount of $1,000,000 and (ii) certain convertible notes previously issued by the Company on or about April 28, 2023 (the “Existing Notes”) in the aggregate original principal amount of $180,000 were exchanged for new Convertible Notes.

The Convertible Note Subscription Agreement provides that the Company may, in one or more closings, raise in excess of $3,000,000 at the Company’s sole discretion and exchange the Existing Notes for new Convertible Notes. The Existing Notes were originally issued with an aggregate principal amount of $3,325,809.

The Convertible Notes carry an interest rate of 10% per annum, have a maturity date occurring on the 12-month anniversary date of the Initial Closing Date, and provide for automatic conversion, optional conversion and registration rights as follows:

Automatic Conversion:

If a Business Combination (defined below) occurs while the Convertible Notes are outstanding, then the outstanding principal amount of the Convertible Notes and all accrued and unpaid interest shall automatically convert into common stock, par value $0.0001 per share (the “Common Stock”) of the Company immediately prior to the closing of the Business Combination at the Conversion Price (defined below) where:

“Business Combination” means any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Stock of the Company is converted into or exchanged for securities of another entity (the “Surviving Company”) that are traded on a Public Exchange (the “Surviving Company Securities”).

“Conversion Price” means the price per share for the Company’s Common Stock determined by reference to the purchase price payable in connection with such Business Combination, multiplied by the Discount Rate, where the price per share of the Common Stock is determined by reference to the 30-day volume weighted average price of the Surviving Company Securities on the Public Exchange immediately prior to conversion and the exchange ratio (the “Exchange Ratio”) used in the Business Combination.

“Discount Rate” means 70%.

“Public Exchange” means the Nasdaq Stock Market, the New York Stock Exchange or another public exchange or marketplace approved by the Company’s Board of Directors.

Optional Conversion:

If a Business Combination does not occur prior to the maturity date of the Convertible Notes and if the Company’s Common Stock is listed on a Public Exchange as of such date, then the Convertible Note Investors will have the right, at their option, to convert the outstanding principal amount of the Convertible Notes (and all accrued and unpaid interest thereof) into fully paid and nonassessable shares of Common Stock of the Company at a price equal to the 30-day volume weighted average price of the Company’s Common Stock on the Public Exchange on which it is traded multiplied by 90%.

Registration Rights:

Upon the Company’s next equity financing after the Initial Closing Date (the “Next Financing”) in which the Company provides future investors with registration rights, the Company will provide substantially equivalent registration rights to the Convertible Note Investors with respect to the shares of Common Stock into which the Convertible Notes are convertible, subject to the Convertible Notes Investors’ execution of any documents executed by the investors purchasing securities in the Next Financing.

Placement Agent Commission

In connection with the issuance of the Convertible Notes, in consideration for its services in respect thereof, the Company also agreed to pay the following commissions to Paulson Investment Company, LLC (the “Placement Agent”):

Cash Commission:

The Company shall, at each closing of the offering of the Convertible Notes, pay a cash commission equal to 8% of the gross proceeds received by the Company from Qualified Investors from such closing (the “New Capital Cash Fee”) and a cash commission equal to 2% with respect to any Qualified Investor that converts previously issued Existing Notes into the Convertible Notes, where “Qualified Investor” is defined as any potential investor in the offering, including entities controlled by or advised by the Placement Agent, its clients, and their respective affiliates, who or that is introduced to the Company by the Placement Agent and is pre-approved by the Company in writing.

Equity Commission:

Upon conversion of the Convertible Notes by Qualified Investors into Common Stock of the Company, the Placement Agent will receive shares of restricted Common Stock of the Company equal to (i) 4% of the total number of shares of Common Stock received upon conversion of the Convertible Notes issued by the Company in the offering for new capital to Qualified Investors and (ii) 1% of the total number of shares of Common Stock received upon conversion of the Extension Notes issued by the Company in the Offering to Qualified Investors.

The foregoing descriptions of the Convertible Note Subscription Agreement and the Convertible Notes, and the transactions contemplated thereby are not complete and are subject to, and qualified in their entirety by reference to, the full text of the Form of Convertible Note Subscription Agreement and the Form of Convertible Notes, which are included as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	Form of Convertible Note Subscription Agreement, dated December 18, 2023, by and between Peak Bio, Inc. and the Investors party thereto.

10.2*	Form of Convertible Note.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2023

PEAK BIO, INC.

By:	/s/ Stephen LaMond
Name:	Stephen LaMond
Title:	Interim Chief Executive Officer